UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Number)	(Commission File Number)	(IRS Employer Identification Incorporation)

510 Bering Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	– COMPETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported on its Current Report on Form 8-K dated January 17, 2007, Crown Castle International Corp., a Delaware corporation (“Crown Castle” or the “Company”) acquired Global Signal Inc., a Delaware corporation (“Global Signal”) on January 12, 2007 (“January 17, 2007 8-K”). Crown Castle previously filed (i) the financial statements required pursuant to Rule 3-05 of Regulation S-X, and (ii) the pro forma financial information for the year ended December 31, 2005 and nine months ended September 30, 2006 required pursuant to Article 11 of Regulation S-X, in Crown Castle’s Registration Statement on Form S-4 (File No. 333-138450) (“Registration Statement”), which became effective on December 1, 2006. Although the financial statement and pro forma financial information requirements were previously satisfied by the information provided in the Registration Statement, as reported in the January 17, 2007 8-K, this Current Report on Form 8-K is being filed to provide the following updated information: (i) the audited consolidated financial statements of Global Signal as of and for the three year period ended December 31, 2006, and (ii) pro forma financial information for Crown Castle for the twelve months ended December 31, 2006.

ITEM 8.01	OTHER EVENTS

The Company is also providing management’s discussion and analysis of financial condition and results of operations for the Global Signal consolidated financial statements for the year ended December 31, 2006, which is filed as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

The consolidated balance sheets of Global Signal as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2006, with independent certified public accountants’ report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of December 31, 2006 and unaudited pro forma condensed combined statement of operations of Crown Castle for the year ended December 31, 2006 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Certified Public Accountants

99.1	Unaudited pro forma condensed combined balance sheet as of December 31, 2006 and unaudited pro forma condensed combined statement of operations of Crown Castle for the year ended December 31, 2006

99.2	Consolidated balance sheets of Global Signal as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006, with independent certified public accountants’ report thereon

99.3	Management’s discussion and analysis of financial condition and results of operations for the Global Signal financial statements for the year ended December 31, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: March 30, 2007

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young, LLP, Independent Certified Public Accountants

99.1	Unaudited pro forma condensed combined balance sheet as of December 31, 2006 and unaudited pro forma condensed combined statement of operations of Crown Castle for the year ended December 31, 2006

99.2	Consolidated balance sheets of Global Signal as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006, with independent certified public accountants’ report thereon

99.3	Management’s discussion and analysis of financial condition and results of operations for the Global Signal financial statements for the year ended December 31, 2006

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